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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 18, 2005

                            U.S.B. HOLDING CO., INC.
             (Exact Name of Registrant as Specified in its Charter)

    DELAWARE                         1-12811                     36-3197969
(State or other
jurisdiction of                  (Commission File               (IRS Employer
 incorporation)                      Number)                 Identification No.)

                               100 DUTCH HILL ROAD
                           ORANGEBURG, NEW YORK 10962
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (845) 365-4600

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On April 18, 2005, U.S.B. Holding Co., Inc. (the "Company") and Union State Bank, the Company's wholly owned commercial bank subsidiary (the "Bank"), entered into a letter agreement with Steven T. Sabatini, Senior Executive Vice President, Chief Financial Officer and Assistant Secretary of the Company and the Bank, pursuant to which Mr. Sabatini provided notice of his decision to retire from his positions with the Company and the Bank, and from all other positions held with any subsidiaries or affiliates of the Company or the Bank, effective as of the close of business on January 6, 2006. The letter agreement also provides notice that Mr. Sabatini has decided not to stand for re-election to the Board of Directors of the Company at the Annual Meeting of Stockholders of the Company to be held on May 25, 2005.

         Pursuant to the terms of the letter agreement, Mr. Sabatini will continue to serve the Company and the Bank in his current positions through the close of business on January 6, 2006. In addition, Mr. Sabatini, the Company and the Bank have agreed to terminate Mr. Sabatini's existing Employment Agreement, dated July 28, 2004 (the "Employment Agreement"), effective as of April 18, 2005. The letter agreement further provides, among other things, that, from the date of the letter agreement through January 6, 2006, Mr. Sabatini will continue to receive the salary and bonus currently provided for under the terminated Employment Agreement, will continue to be treated as an employee of the Company and the Bank for purposes of participation in employee benefit plans and programs of the Company and the Bank (other than stock option plans) and will continue to be provided with certain insurance coverage and indemnification.

         The description of the terms and conditions of the letter agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the letter agreement attached hereto as Exhibit 10.1.

ITEM 1.02.        TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         As described in Item 1.01 above, which description is incorporated in this Item 1.02 by reference, the letter agreement entered into by Mr. Sabatini, the Company and the Bank provides for the immediate termination of the Employment Agreement. The Employment Agreement was for a three-year term and provided for (i) an annual salary of $225,000, (ii) a minimum annual bonus payment equal to 1% of net income of the Company under the Executive Incentive Bonus Plan, (iii) annual stock option grants of 50,847 shares, (iv) maintenance of certain disability and life insurance policies, (v) participation on generally applicable terms and conditions in all compensation and employee benefit plans covering employees of the Company or the Bank, and (vi) customary corporate indemnification and errors and omissions insurance coverage throughout the employment term and for six years after termination.

         In addition, the Employment Agreement provided for certain severance payments and benefits in the event of Mr. Sabatini's discharge without cause or death during the term or voluntary resignation during the term within 90 days following: loss of title, office or membership on the Board of Directors; material reduction in duties, functions or responsibilities which is not cured within 30 days following notice; or material breach of contract which is not cured within 30 days following notice. The Employment Agreement also included a change in control provision requiring certain payments, including an amount equal to three times annual salary and bonus payments, in the event of a voluntary or involuntary termination of employment with the Company or the Bank following a change in control, as well as a provision requiring tax indemnification if any portion of the severance


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payments under the Employment Agreement might constitute an "excess parachute payment" under federal tax laws.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         As described in Item 1.01 above, on April 18, 2005, Mr. Sabatini, the Company and the Bank entered into a letter agreement pursuant to which Mr. Sabatini notified the Company that he will retire from his positions with the Company and the Bank effective as of January 6, 2006 and that he will not stand for re-election to the Board of Directors of the Company at the 2005 Annual Meeting of Stockholders of the Company to be held on May 25, 2005. The full text of the press release issued by the Company in connection with Mr. Sabatini's decision to retire as of January 6, 2006 and to not stand for re-election to the Company's Board of Directors is attached hereto as Exhibit 99.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         EXHIBIT NO.                DESCRIPTION
         -----------                -----------

         10.1 Letter agreement, dated April 18, 2005, among Mr. Sabatini, U.S.B. Holding Co., Inc. and Union State Bank.

         99.1                       Press release, dated April 19, 2005.






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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                U.S.B. HOLDING CO., INC.


                                                By:  /s/ Thomas E. Hales
                                                     ---------------------------
                                                     Thomas E. Hales
                                                     Chairman, President and CEO


Dated:  April 20, 2005





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                                  EXHIBIT INDEX

         EXHIBIT NO.                DESCRIPTION
         -----------                -----------

         10.1 Letter agreement, dated April 18, 2005, among Mr. Sabatini, U.S.B. Holding Co., Inc. and Union State Bank.

         99.1                       Press release, dated April 19, 2005.